SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 17, 1996


                       MEDIWARE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)





   NEW YORK                       1-10768                       11-2209324
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)





            1121 OLD WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747-3005
                    (Address of principal executive offices)


                                 (516) 423-7800
               Registrant's telephone number, including area code


                           No change since last report
          Former Name or Former Address, if Changed Since Last Report


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ITEM 3.           ACQUISITION OR DISPOSITION OF ASSETS

                  On June 17, 1996, Digimedics Corporation (the "Company"), a wholly owned subsidiary of Mediware Information Systems, Inc. ("Mediware"), and Information Handling Services Group, Inc. ("IHSG") and its wholly owned subsidiary, Continental Healthcare Systems, Inc. ("Continental"), entered into an Asset Purchase Agreement whereby the Company purchased from Continental its Pharmakon division ("Pharmakon"), the assets of which included the business, furniture, fixtures, equipment and machinery, inventories, goodwill, certain intellectual property and certain accounts receivable. Pharmakon developed, sold and supported computer software systems and provided management information systems for hospital pharmacies in the United States and other countries. The Company intends to continue such use of the assets acquired.

                  Also on June 17, 1996, the Company and IHSG and Holland America Investment Corporation entered into a Stock Purchase Agreement whereby the Company purchased from Continental all of the issued and outstanding capital stock of JAC Computer Services Limited ("JAC").

                  The purchase price for both acquisitions in the aggregate was $9,781,403 net, $3,781,403 of which was paid in cash and $6,000,000 of which was paid pursuant to a secured promissory note. The purchase price was negotiated by the parties based upon their determination of the value of the assets being acquired and the value of the Pharmakon customer base.

                  As collateral for the Company's obligations under the Secured Promissory Note, the Company has granted Continental a first security interest in all of the assets of the Company, including the acquired assets, subject to an outstanding senior security interest in accounts receivable. In addition, the Company has granted Continental a security interest in 66% of the acquired capital stock of JAC. Mediware has guaranteed the Company's obligations under the Secured Promissory Note and has pledged all of the shares of common stock of the Company as collateral.

                  The financing for the cash portion of the acquisitions was accomplished by a private placement by Mediware of 1,692,308 shares of its Common Stock, par value $.10 per share, at a price of $3.25 per share, for a total amount of $5,500,002. Mediware contributed all of such funds to the Company.

                  There is no material relationship between Continental and IHSG, on the one hand, and Mediware or any of its affiliates, any director or officer of Mediware, or any

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                  associate of any such director or officer of Mediware,  on the other hand.

                  On June 18, 1996, the Company released a press release relating to the acquisitions, a copy of which is filed herewith as Exhibit 99.


ITEM 7.           FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND
                  EXHIBITS

                  (a)      Financial Statements of Businesses Acquired.
                           -------------------------------------------

                           Financial statements of Pharmakon and JAC are not filed herewith but will be filed within 60 days of this Report on Form 8-K.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Pro forma financial information relative to Pharmakon and JAC are not filed herewith but will be filed within 60 days of this Report on Form 8- K.

                  (c)      Exhibits.
                           --------

                           2(a) - Asset Purchase Agreement dated June 17, 1996 among Digimedics Corporation and Continental Healthcare Systems, Inc. and Information Handling Services Group, Inc.

                           2(b) - Stock Purchase Agreement dated June 17, 1996 among Digimedics Corporation and Holland America Investment Corporation and Information Handling Services Group, Inc.

                           2(c) - Secured Promissory Note of Digimedics Corporation dated June 17, 1996 in the principal amount of $6,000,000 to Continental Healthcare Systems, Inc.

                           2(d) -      Pledge  Agreement  dated  June  17,  1996
                                       between    Mediware    and    Continental
                                       Healthcare Systems, Inc.

                           2(e) -      Charge   dated  June  17,  1996   between
                                       Digimedics  Corporation  and  Continental
                                       Healthcare Systems, Inc.

                           2(f) - General Security Agreement dated June 17, 1996 between Digimedics Corporation and Continental Healthcare Systems, Inc.

                           2(g) -      Guaranty  dated June 17, 1996 by Mediware
                                       in   favor  of   Continental   Healthcare
                                       Systems, Inc.

                           99   -      Press Release of Mediware Information
                                       Systems, Inc., released June 18, 1996.


                                       -3-

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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MEDIWARE INFORMATION SYSTEMS, INC.



                                       By:  /s/ Lawrence Auriana
                                            _____________________________
                                            Chairman of the Board


Date:  July 1, 1996


                                       -4-

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                                  EXHIBIT INDEX
                                  -------------


EXHIBITS
- --------

2(a) -   Asset  Purchase   Agreement  dated  June  17,  1996  among   Digimedics
         Corporation and Continental Healthcare Systems, Inc. and Information Handling Services Group, Inc.

2(b) -   Stock  Purchase   Agreement  dated  June  17,  1996  among   Digimedics
         Corporation and Holland America Investment Corporation and Information Handling Services Group, Inc.

2(c) - Secured Promissory Note of Digimedics Corporation dated June 17, 1996 in the principal amount of $6,000,000 to Continental Healthcare Systems, Inc.

2(d) - Pledge Agreement dated June 17, 1996 between Mediware and Continental Healthcare Systems, Inc.

2(e) -   Charge  dated  June  17,  1996  between   Digimedics   Corporation  and
         Continental Healthcare Systems, Inc.

2(f) - General Security Agreement dated June 17, 1996 between Digimedics Corporation and Continental Healthcare Systems, Inc.

2(g) - Guaranty dated June 17, 1996 by Mediware in favor of Continental Healthcare Systems, Inc.

99   -   Press Release of Mediware Information Systems, Inc., released
         June 18, 1996.



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